BASIC LEASE INFORMATION



LEASE DATE:                         December 19, 1997


TENANT:                             Spectrian Corporation
                                    a Delaware corporation

TENANT'S ADDRESS:                   350 West Java Drive
                                    Sunnyvale, CA  94089


LANDLORD:                           Stanford Ranch I, LLC
                                    a Delaware limited liability company

LANDLORD'S ADDRESS:                 P.O. Box 1200
                                    Rocklin, CA  95677-1200


Project:                            Atherton Tech Center, Lot 10
                                    Rocklin, CA  95765


Building Description:               An approximate 40,000 SF single-story
                                    concrete tilt-up building.



Premises:                           Approximately  20,858 square feet of office,
                                    tech,  and warehouse  space  situated on the
                                    western  side  of  the   building   commonly
                                    referred to as Suite 500 located within Atherton Tech Center on Lot 10 and outlined on the floor plan attached hereto as Exhibit
                                    A.



Permitted Use:                      General office, manufacturing, storage and
                                    shipping



Parking Density:                    Tenant shall have the right to 83 parking
                                    spaces.


Estimated Term
Commencement Date:                  June 1, 1998


Length of Term:                     Five (5) years.


Base Rent:                          Shall be $17,729.30 per month or $0.85 per
                                    SF NNN


Landlord's Expense:                 Net, Net, Net


Security Deposit:                   None



Tenant's Proportionate Share:       52.1%



Broker:                             Cornish & Carey Commercial
                                    1601 Response Road, Suite 160
                                    Sacramento, CA  95815



The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.

                                TABLE OF CONTENTS

                  Basic Lease Information......................................i
                  Table of Contents...........................................ii
         1.       Premises ....................................................1
         2.       Possession and Lease Commencement............................1
         3.       Term.........................................................1
         4.       Use..........................................................1
         5.       Rules and Regulations........................................2
         6.       Rent ........................................................2
         7.       Basic Operating Cost.........................................3
         8.       Insurance and Indemnification................................4
         9.       Waiver of Subrogation .......................................6
         10.      Landlord's Repairs and Services..............................6
         11.      Tenant's Repairs.............................................6
         12.      Alterations..................................................6
         13.      Signs........................................................7
         14.      Inspection/Posting Notices...................................7
         15.      Utilities....................................................7
         16.      Subordination................................................7
         17.      Financial Statements.........................................8
         18.      Estoppel Certificate.........................................8
         19.      Security Deposit.............................................8
         20.      Tenant's Remedies............................................8
         21.      Assignment and Subletting....................................8
         22.      Authority of Parties ........................................9
         23.      Condemnation.................................................9
         24.      Casualty Damage............................................. 9
         25.      Holding Over................................................10
         26.      Default ....................................................10
         27.      Liens.......................................................12
         28.      Substitution................................................12
         29.      Transfers by Landlord.......................................12
         30.      Right of Landlord to Perform Tenant's Covenants.............12
         31.      Waiver......................................................12
         32.      Notices.....................................................12
         33.      Attorneys' Fees.............................................13
         34.      Successors and Assigns......................................13
         35.      Force Majeure...............................................13
         36.      Brokerage Commission........................................13
         37.      Miscellaneous...............................................13
         38.      Additional Provisions.......................................14
                  Signatures..................................................14

         First Addendum to Lease

         Exhibits:
         Exhibit A...................................................  Site Plan
         Exhibit B.................................................  Work Letter
         Exhibit C.....................................  Standard Specifications
         Exhibit D.................................................  Sign Policy
         Exhibit E.......................................  Rules and Regulations
         Exhibit F...............................  Permitted Hazardous Materials

                                      LEASE

         THIS LEASE is made as of this 19th day of December, 1997, by and between STANFORD RANCH I, LLC (hereinafter called "Landlord") and SPECTRIAN CORPORATION (hereinafter called "Tenant").

1.       PREMISES.

         Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereinafter set forth, those premises (the "Premises") depicted on the floor plan dated November 6, 1997, attached hereto as Exhibit A and described in the Basic Lease Information. The Premises may be all or part of the building (the "Building") or of the project (the "Project") which may consist of more than one building. The Building and Project are depicted respectively on Exhibit A.

2.       POSSESSION AND LEASE COMMENCEMENT.

         A. Intentionally Omitted.

         B. Construction of Improvements. The term commencement date ("Term Commencement Date") shall be the earlier of the date on which: (1) Tenant takes possession of some or all of the Premises, or (2) the improvements constructed or to be constructed in the Premises shall have been substantially completed in accordance with the plans and specifications described on Exhibits A, B and C attached hereto, whether or not substantial completion of the Building itself shall have occurred, and Landlord has delivered to Tenant a copy of a temporary or permanent occupancy permit. In no event shall the Term Commencement Date occur sooner than June 1, 1998, unless Tenant agrees to the earlier date in writing. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the Estimated Term Commencement Date, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder. In the event of any dispute as to substantial completion of work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive. Substantial completion shall have occurred notwithstanding Tenant's submission of a punchlist to Landlord, which Tenant shall submit, if at all, within thirty (30) days after the Term Commencement Date. As of the Term Commencement Date, Tenant acknowledges that Tenant shall have inspected the Premises and will accept the Premises in their then existing "as is" condition, broom clean, as suitable for the purpose for which the Premises are leased, and Tenant agrees that said Premises and other improvements are in good and satisfactory condition as of when possession was taken, subject only to the punchlist. Tenant further acknowledges that no representations as to the condition or repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Landlord unless such are expressly set forth in this Lease. Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises. In no event, subject to Paragraph 35, shall the Term Commencement Date be later than December 31, 1998.

3. TERM. The Term of this Lease shall commence on the Term Commencement Date and continue in full force and effect for the number of months specified as the Length of Term in the Basic Lease Information or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of the calendar month, the Term shall be the number of months of the Length of Term in addition to the remainder of the calendar month following the Term Commencement Date.

4.       USE.

         A. General. Tenant shall use the Premises for the Permitted Use and for no other use or purpose. Tenant shall control Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "Tenant's Parties") in such a manner that Tenant and Tenant's Parties cumulatively do not exceed the Parking Density at any time. Tenant and Tenant's Parties shall have the nonexclusive right to use, in common with other parties occupying the Building or Project, the parking areas and driveways of the Project, subject to such rules and regulations as Landlord may from time to time prescribe.

         B. Limitations. Tenant shall not permit any odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, nor take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants of the Building or Project in which the Premises are situated or interfere with their use of their respective premises. Storage outside the Premises of materials, vehicles or any other items is prohibited, unless Landlord approves thereof in writing, which approval may be withheld by Landlord in its sole and absolute discretion. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the Premises, or place any loads upon the floors, walls or ceilings which endanger the structure, or place any harmful liquids in the drainage system of the Building or Project. No waste, materials or refuse shall be dumped upon or permitted to remain outside the Premises except in trash containers placed inside exterior enclosures designated for that purpose by Landlord. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or

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


Project with any of the above-referenced rules or any other terms or provisions of such tenant's or occupant's lease or other contract. Landlord agrees to use reasonable efforts to cause other tenants and occupants of the Building to comply with the above-referenced rules; however, Landlord shall not be obligated to litigate in connection therewith.

         C. Compliance with Regulations. By entering the Premises, Tenant accepts the Premises in the condition existing as of the date of such entry, subject to all existing or future applicable municipal, state and federal and other governmental statutes, regulations, laws and ordinances, including zoning ordinances and regulations governing and relating to the use, occupancy and possession of the Premises and the use, storage, generation and disposal of Hazardous Materials (hereinafter defined) in, on and under the Premises (collectively "Regulations"). Except for pre-existing violations, Tenant shall, at Tenant's sole expense, strictly comply with all Regulations now in force or which may hereafter be in force relating to the Premises and the use of the Premises and/or the use, storage, generation of Hazardous Materials in, on and under the Premises. Tenant shall, at its sole cost and expense obtain any and all licenses or permits necessary for Tenant's use of the Premises. Tenant shall promptly comply with the requirements of any board of fire underwriters or other similar body now or hereafter constituted. Tenant shall not do or permit anything to be done in, on, or about the Premises or bring or keep anything which will in any way increase the rate of any insurance upon the Premises, Building or Project, or upon any contents therein or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall indemnify, defend, protect and hold Landlord harmless from and against any loss, cost, expense, damage, attorneys' fees or liability arising out of the failure of Tenant to comply with any applicable law or comply with the requirements as set forth herein.

         D. Hazardous Wastes. Tenant shall not cause, or allow any of Tenant's Parties to cause, any Hazardous Materials to be used, generated, stored or disposed of on or about the Premises, the Building or the Project, except for those Hazardous Materials listed on Exhibit "F" attached hereto, which shall be permitted so long as Tenant uses, stores and handles the same in compliance with all laws. As used in this Lease, "Hazardous Materials" shall include, but not be limited to, hazardous, toxic and radioactive materials and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or other similar designations in any federal, state, or local law, regulation, or ordinance. Landlord shall have the right at all reasonable times to inspect the Premises and to conduct tests and investigations to determine whether Tenant is in compliance with the foregoing provisions, and if same indicate Tenant has violated any laws, breached this Lease or contaminated the Premises, Building or Project in any way, in addition to any and all rights and remedies of Landlord, the costs of all such inspections, tests and investigations to be borne by Tenant. Tenant shall indemnify, defend, protect and hold Landlord harmless from and against all liabilities, losses, costs and expenses, demands, causes of action, claims or judgments directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials by Tenant or any of Tenant's Parties, which indemnity shall include, without limitation, the cost of any required or necessary repair, cleanup or detoxification, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the use, generation, storage or disposal of Hazardous Materials nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification pursuant to this Paragraph 4.D. Tenant's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

5. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with any rules and regulations Landlord may from time to time prescribe in writing for the purpose of maintaining the proper care, cleanliness, safety, traffic flow and general order of the Premises or Project. Tenant shall cause Tenant's Parties to comply with such rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of the rules and regulations. Landlord agrees to use reasonable efforts to cause other tenants and occupants of the Building to comply with the above-referenced rules; however, Landlord shall not be obligated to litigate in connection therewith.

6.       RENT.

         A. Base Rent. Tenant shall pay to Landlord, without demand throughout the Term, Base Rent as specified in the Basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, in lawful money of the United States, without deduction or offset whatsoever, at the address specified in the Basic Lease Information or to such other place as Landlord may from time to time designate in writing. If the obligation for payment of Base Rent commences on other than the first day of a month, then Base Rent shall be prorated and the prorated installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date.

         B. Additional Rent. All monies other than Base Rent required to be paid by Tenant hereunder, including, but not limited to, the interest and late charge described in Paragraph 26.D., any monies spent by Landlord pursuant to Paragraph 30, and Tenant's Proportionate Share of Basic Operating Cost, as specified in Paragraph 7 of this Lease, shall be considered additional rent ("Additional Rent"). "Rent" shall mean Base Rent and Additional Rent.

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

7.       BASIC OPERATING COST.

         A. Basic Operating Cost. In addition to the Base Rent required to be paid hereunder, Tenant shall pay as Additional Rent, Tenant's Proportionate Share, as defined in the Basic Lease Information, of Basic Operating Cost in the manner set forth below. Landlord shall account for each item of Basic Operating Cost as either a cost attributable to the Building or to the Project, as determined by Landlord in Landlord's sole discretion, and unless provided to the contrary in this Lease, Tenant shall pay the applicable Tenant's Proportionate Share of each such Basic Operating Cost, as set forth in the Basic Lease Information. Basic Operating Cost shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay, because of or in connection with the management, maintenance, preservation and operation of the Project and its supporting facilities (determined in accordance with generally accepted accounting principles, consistently applied) including but not limited to the following:

                  (1) Taxes. All real property taxes, possessory interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, housing fund assessments, open space charges, assessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Project, its operations or the Rent (or any portion or component thereof) (all of the foregoing being hereinafter collectively referred to as "real property taxes"), or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes, except (a) inheritance or estate taxes imposed upon or assessed against the Project, or any part thereof or interest therein, and (b) taxes computed upon the basis of net income of Landlord or the owner of any interest therein, except as otherwise provided in the following sentence. Basic Operating Cost shall also include any taxes, assessments, or any other fees imposed by any public authority upon or measured by the monthly rental or other charges payable hereunder, including, without limitation, any gross income tax or excise tax levied by the local governmental authority in which the Project is located, the federal government, or any other governmental body with respect to receipt of such rental, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant to reimburse Landlord for all or any part of such taxes, the monthly rental payable to Landlord under this Lease shall be revised to net to Landlord the same net rental after imposition of any such taxes by Landlord as would have been payable to Landlord prior to the payment of any such taxes.

                  (2) Insurance. All insurance premiums and costs, including but not limited to, any deductible amounts, premiums and cost of insurance incurred by Landlord, as more fully set forth in Paragraph 8.A. herein.

                  (3) Repairs and Improvements. Repairs, replacements and general maintenance for the Premises, Building and Project (except for those repairs expressly made the financial responsibility of Landlord pursuant to the terms of this Lease, repairs to the extent paid for by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Project other than Tenant). Such repairs, replacements, and general maintenance shall include the cost of any capital improvements made to or capital assets acquired for the Project, Building, or Premises after the Term Commencement Date that reduce any other Basic Operating Cost, are reasonably necessary for the health and safety of the occupants of the Project, or are made to the Building by Landlord after the date of this Lease and are required under any governmental law or regulation, such costs or allocable portions thereof to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the "prime rate" charged at the time such improvements or capital assets are constructed or acquired by Wells Fargo Bank, N.A. (San Francisco), plus two (2) percentage points, but in no event more than the maximum rate permitted by law.

                  (4) Services. All expenses relating to maintenance, janitorial and service agreements and services, and costs of supplies and equipment used in maintaining the Premises, Building and Project and the equipment therein and the adjacent sidewalks, driveways, parking and service areas, including, without limitation, alarm service, window cleaning, elevator maintenance, Building exterior maintenance and landscaping.

                  (5) Utilities. Utilities which benefit all or a portion of the Premises, Building or Project.

                  (6) Management Fee. A management and accounting cost recovery fee equal to three percent (3%) of the sum of Base Rent and Basic Operating Cost.

                  (7) Legal and Accounting. Legal and accounting expenses relating to the Project, including the cost of audits by certified public accountants.

In the event that the Building is not fully occupied during any fiscal year of the Term as determined by Landlord, an adjustment shall be made in computing the Basic Operating Cost for such year so that Tenant pays Tenant's Proportionate Share of Basic Operating Cost, with variable costs increased on an

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
extrapolated basis to what they would be if the Building was fully occupied, as reasonably determined by Landlord; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (100%) of the total Basic Operating Cost from all of the tenants in the Building including Tenant.

Basic Operating Cost shall not include specific costs incurred for the account of, separately billed to and paid by specific tenants.

         B. Payment of Estimated Basic Operating Cost. "Estimated Basic Operating Cost" for any particular year shall mean Landlord's estimate of the Basic Operating Cost for such fiscal year made prior to commencement of such fiscal year as hereinafter provided. Landlord shall have the right from time to time to revise its fiscal year and interim accounting periods so long as the periods as so revised are reconciled with prior periods in accordance with generally accepted accounting principles applied in a consistent manner. During the last month of each fiscal year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Basic Operating Cost for the ensuing fiscal year. Tenant shall pay Tenant's Proportionate Share of the Estimated Basic Operating Cost with installments of Base Rent for the fiscal year to which the Estimated Basic Operating Cost applies in monthly installments on the first day of each calendar month during such year, in advance. If at any time during the course of the fiscal year, Landlord determines that Basic Operating Cost is projected to vary from the then Estimated Basic Operating Cost by more than ten percent (10%), Landlord may, by written notice to Tenant, revise the Estimated Basic Operating Cost for the balance of such fiscal year, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such fiscal year Tenant has paid to Landlord Tenant's Proportionate Share of the revised Estimated Basic Operating Cost for such year.

         C. Computation of Basic Operating Cost Adjustment. "Basic Operating Cost Adjustment" shall mean the difference between Estimated Basic Operating Cost and Basic Operating Cost for any fiscal year determined as hereinafter provided. Within one hundred twenty (120) days after the end of each fiscal year, Landlord shall deliver to Tenant a statement of Basic Operating Cost for the fiscal year just ended, accompanied by a computation of Basic Operating Cost Adjustment. It such statement shows that Tenant's payment based upon Estimated Basic Operating Cost is less than Tenant's Proportionate Share of Basic Operating Cost, then Tenant shall pay to Landlord the difference within thirty
(30) days after receipt of such statement. If such statement shows that Tenant's payments of Estimated Basic Operating Cost exceed Tenant's Proportionate Share of Basic Operating Cost, then (provided that Tenant is not in default under this Lease) Landlord shall pay to Tenant the difference within thirty (30) days after delivery of such statement to Tenant. If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Basic Operating Cost Adjustment shall be paid by the appropriate party within thirty
(30) days after the date of delivery of the statement. Should this Lease commence or terminate at any time other than the first day of the fiscal year, Tenant's Proportionate Share of the Basic Operating Cost adjustment shall be prorated by reference to the exact number of calendar days during such fiscal year that this Lease is in effect.

         D. Net Lease. This shall be a net Lease and Base Rent shall be paid to Landlord absolutely net of all costs and expenses, except as specifically provided to the contrary in this Lease, The provisions for payment of Basic Operating Cost and the Basic Operating Cost Adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Paragraph 7.A. incurred in connection with the ownership, maintenance and operation of the Building or Project and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary to the Building or Project.

         E. Tenant Audit. In the event that Tenant shall dispute the amount set forth in any statement provided by Landlord under Paragraph 7.B. or 7.C. above, Tenant shall have the right, not later than thirty (30) days following the receipt of such statement and upon the condition that Tenant shall first deposit with Landlord the full amount in dispute, to cause Landlord's books and records with respect to Basic Operating Cost for such fiscal year to be audited by certified public accountants selected by Tenant and subject to Landlord's reasonable right of approval. The Basic Operating Cost Adjustment shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for a refund in excess of ten percent (10%) of Tenant's Proportionate Share of the Basic Operating Cost Adjustment previously reported, the cost of such audit shall be borne by Landlord; otherwise the cost of such audit shall be paid by Tenant. If Tenant shall not request an audit in accordance with the provisions of this Paragraph, i.e., within thirty (30) days after receipt of Landlord's statement provided pursuant to Paragraph 7.B. or 7.C., such statement shall be final and binding for all purposes hereof.

8.       INSURANCE AND INDEMNIFICATION.

         A. Landlord's Insurance. Landlord agrees to maintain insurance insuring the Building against fire, lightning, vandalism and malicious mischief (including, if Landlord elects, "All Risk" coverage, earthquake, and/or flood insurance), in an amount not less than eighty percent (80%) of the replacement cost thereof, with deductibles and the form and endorsements of such coverage as selected by Landlord. Such insurance may also include, at Landlord's option, insurance against loss of Base Rent and Additional Rent, in an amount equal to the amount of Base Rent and Additional Rent payable by Tenant for a period of at least twelve (12) months commencing on the date of loss. Such insurance shall be for the sole benefit of Landlord and under Landlord's sole control. Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies which Tenant may keep or maintain in the

Premises, or any leasehold improvements, additions or alterations within the Premises. Landlord may also carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine.

         B.       Tenant's insurance.

                  (1) Property Insurance. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term, insurance on all personal property and fixtures of Tenant and all improvements made by or for Tenant to the Premises, insuring such property for the full replacement value of such property.

                  (2) Liability Insurance. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term either Comprehensive General Liability insurance or Commercial General Liability insurance applying to the use and occupancy of the Premises and the Building, and any part of either, and any areas adjacent thereto, and the business operated by Tenant, or by any other occupant on the Premises. Such insurance shall include Broad Form Contractual Liability Insurance coverage insuring all of Tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000.00), and a general aggregate limit of Three Million Dollars ($3,000,000.00). All such policies shall be written to apply to all bodily injury, property damage or loss, personal injury and other covered loss, however occasioned, occurring during the policy term, shall be endorsed to add Landlord and any party holding an interest to which this Lease may be subordinated as an additional insured, and shall provide that such coverage shall be primary and that any insurance maintained by Landlord shall be excess insurance only. Such coverage shall also contain endorsements: (i) deleting any employee exclusion on personal injury coverage; (ii) including employees as additional insureds; (iii) deleting any liquor liability exclusion; and (iv) providing for coverage of employer's automobile non- ownership liability. All such insurance shall provide for severability of interests; shall provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds; and shall afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. Said coverage shall be written on an "occurrence" basis, if available. If an "occurrence" basis form is not available. Tenant must purchase "tail" coverage for the most number of years available, and Tenant must also purchase "tail" coverage if the retroactive date of an "occurrence" basis form is changed so as to leave a gap in coverage for occurrences that might have occurred in prior years. If a "claims made" policy is ever used, the policy must be endorsed so that Landlord is given the right to purchase "tail" coverage should Tenant for any reason not do so or if the policy is to be canceled for nonpayment of premium.

                  (3) General Insurance Requirements. All coverages described in this Paragraph 8.B. shall be endorsed to provide Landlord with thirty (30) days' notice of cancellation or change in terms. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this Paragraph 8.B. is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Paragraph 8.B. All insurance policies required to be carried under this Lease shall be written by companies rated A + XII or better in "Best's Insurance Guide" and authorized to do business in California. Any deductible amounts under any insurance policies required hereunder shall be subject to Landlord's prior written approval. In any event deductible amounts shall not exceed Ten Thousand Dollars ($10,000.00), provided, however, that the original Tenant may have a deductible of up to Fifty Thousand Dollars ($50,000.00). Tenant shall deliver to Landlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expiring policies, certified copies of Tenant's insurance policies, or a certificate evidencing the same issued by the insurer thereunder, showing that all premiums have been paid for the full policy period; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent.

         C. Indemnification. Landlord shall not be liable to Tenant for any loss or damage to person or property caused by theft, fire, acts of God, acts of a public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or for any damage or inconvenience which may arise through repair or alteration of any part of the Building or Project or failure to make any such repair, except as expressly otherwise provided in Paragraph 10. Tenant shall indemnify, defend by counsel acceptable to Landlord, protect and hold Landlord harmless from and against any and all liabilities, losses, costs, damages, injuries or expenses, including reasonable attorneys' fees and court costs, arising out of or related to: (1) claims of injury to or death of persons or damage to property occurring or resulting directly or indirectly from the use or occupancy of the Premises, or from activities of Tenant, Tenant's Parties or anyone in or about the Premises or Project, or from any cause whatsoever; (2) claims for work or labor performed, or for materials or supplies furnished to or at the request of Tenant in connection with performance of any work done for the account of Tenant within the Premises or Project; and (3) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease. The foregoing indemnity shall not be applicable to claims arising from the active negligence or willful misconduct of Landlord. The provisions of this

Paragraph shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

9. WAIVER OF SUBROGATION. To the extent permitted by law and without affecting the coverage provided by insurance to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other for: (a) damages for injury to or death of persons; (b) damages to property; (c) damages to the Premises or any part thereof; and (d) claims arising by reason of the foregoing due to hazards covered by insurance to the extent of proceeds recovered therefrom. This provision is intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, without limitation, a waiver of subrogation by the carrier which conforms to the provisions of this paragraph.

10. LANDLORD'S REPAIRS AND SERVICES. Landlord shall, at Landlord's expense, maintain the structural soundness of the structural beams of the roof, foundations and exterior walls of the Building in good repair, reasonable wear and tear excepted. The term "exterior walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Landlord shall perform on behalf of Tenant and other tenants of the Project, as an item of Basic Operating Cost, the maintenance of the Building, Project, and public and common areas of the Project, including but not limited to the roof, pest extermination, the landscaped areas, parking areas, driveways, the truck staging areas, rail spur areas, fire sprinkler systems, sanitary and storm sewer lines, utility services, electric and telephone equipment servicing the Building(s), exterior lighting, and anything which affects the operation and exterior appearance of the Project, which determination shall be at Landlord's sole discretion. Except for the expenses directly involving the items specifically described in the first sentence of this Paragraph 10, Tenant shall reimburse Landlord for all such costs in accordance with Paragraph 7. Any damage caused by or repairs necessitated by any act of Tenant may be repaired by Landlord at Landlord's option and at Tenant's expense. Tenant shall immediately give Landlord written notice of any defect or need of repairs after which Landlord shall have a reasonable opportunity to repair same. Landlord's liability with respect to any defects, repairs, or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance.

11. TENANT'S REPAIRS. Tenant shall at Tenant's expense maintain all parts of the Premises in a good, clean and secure condition and promptly make all necessary repairs and replacements, including but not limited to all windows, glass, doors, walls and wall finishes, floor covering, heating, ventilating and air conditioning systems, truck doors, dock bumpers, dock plates and levelers, plumbing work and fixtures, downspouts, electrical and lighting systems, and fire sprinklers. Tenant shall, at Tenant's expense, also perform regular removal of trash and debris. If required by the railroad company, Tenant agrees to sign a joint maintenance agreement governing the use of the rail spur, if any. Tenant shall, at Tenant's own expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within or serving the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective and a copy thereof delivered to Landlord within thirty (30) days after the Term Commencement Date. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wail and shall, at its sole expense, immediately repair any damage to any demising wall caused by Tenant or Tenant's Parties.

12. ALTERATIONS. Tenant shall not make, or allow to be made, any alterations or physical additions in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to proposed alterations and additions which: (a) comply with all applicable laws, ordinances, rules and regulations; (b) are in Landlord's opinion compatible with the Project and its mechanical, plumbing, electrical, heating/ventilation/air conditioning systems; and (c) will not interfere with the use and occupancy of any other portion of the Building or Project by any other tenant or its invitees. Notwithstanding the foregoing, Tenant shall have the right to make interior, nonstructural alterations or additions to the Premises that do not exceed in the aggregate Ten Thousand Dollars ($10,000.00) per occurrence without Landlord's prior written consent, so long as same do not affect utilities, HVAC or other building systems or equipment. Tenant shall, however, provide Landlord with advance written notice of such interior, nonstructural alterations or additions as required in this Lease. If Landlord's consent is required for any alterations or additions, then, without limiting the generality of the foregoing, Landlord shall have the right of written consent for all plans and specifications for the proposed alterations or additions, construction means and methods, all appropriate permits and licenses, any contractor or subcontractor to be employed on the work of alteration or additions, and the time for performance of such work. Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with Landlord's consideration of a request for approval hereunder. Tenant shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such alterations and additions, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said plans and specifications. All such alterations, physical additions or improvements shall remain the property of Tenant until termination of this Lease, at which time they shall be and become the property of Landlord if Landlord so elects; provided, however, that Landlord may, at Landlord's option, require that Tenant, at Tenant's expense, remove any or all alterations, additions, improvements and partitions made by Tenant and restore the Premises by the termination of this Lease, whether by lapse of time, or otherwise, to their condition existing prior to the construction of any such alterations, additions, partitions or leasehold improvements. All such removals and restoration shall be accomplished in a good and  workmanlike  manner so as not to cause any damage to the Premises or Project whatsoever. If Tenant fails to so remove such alterations, additions, improvements and partitions or Tenant's fixtures or furniture, Landlord may keep and use them or remove any of them and cause them to be stored or sold in accordance with applicable law, at Tenant's sole expense. In addition to and wholly apart from Tenant's obligation to pay Tenant's Proportionate Share of Basic Operating Cost, Tenant shall be responsible for and shall pay prior to delinquency any taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, or other charges imposed upon, levied with respect to or assessed against its personal property, on the value of the alterations, additions or improvements within the Premises, and on Tenant's interest pursuant to this Lease. To the extent that any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord.

13. SIGNS. All signs, notices and graphics of every kind or character, visible in or from public view or corridors, the common areas or the exterior of the Premises, shall be subject to Landlord's prior written approval. Tenant shall not place or maintain any banners whatsoever or any window decor in or on any exterior window or window fronting upon any common areas or service area or upon any truck doors or man doors without Landlord's prior written approval. Any installation of signs or graphics on or about the Premises and Project shall be subject to any applicable governmental laws, ordinances, regulations and to any other requirements imposed by Landlord. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises, Building or Project and any other improvements contained therein, and Tenant shall repair any injury or defacement, including, without limitation, discoloration caused by such installation or removal.

14. INSPECTION / POSTING NOTICES. After reasonable notice, except in emergencies where no such notice shall be required, Landlord, and Landlord's agents and representatives, shall have the right to enter the Premises to inspect the same, to clean, to perform such work as may be permitted or required hereunder, to make repairs or alterations to the Premises or Project or to other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Project or to exhibit the Premises to prospective tenants, purchasers, encumbrancers or others, or for any other purpose as Landlord may deem necessary or desirable; provided, however, that Landlord shall use reasonable efforts not to unreasonably interfere with Tenant's business operations. Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry. At any time within six (6) months prior to the end of the Term, Landlord shall have the right to erect on the Premises and/or Project a suitable sign indicating that the Premises are available for lease. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating for purposes of determining Landlord's and Tenant's responsibility for repairs and restorations. Upon completion and/or payment, as applicable, of repair and restoration items by Tenant which are approved of by Landlord in writing, Tenant shall be relieved of all further repair and restoration obligations, except those subsequently caused by Tenant or Tenant's agents, employees, contractors, subtenants or assigns. In the event of Tenant's failure to give such notice or participate in such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall conclusively be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

15. UTILITIES. Tenant shall pay directly for all water, gas, heat, air conditioning, light, power, telephone, sewers, sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and maintenance charges for utilities and shall furnish all electric light bulbs, ballasts and tubes. Landlord shall at Landlord's sole cost and expense separately meter gas and electricity for the Premises. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, as determined by Landlord, of all charges jointly serving other premises. Landlord shall not be liable for any damages directly or indirectly resulting from nor shall the Rent or any monies owed Landlord under this Lease herein reserved be abated by reason of: (a) the installation, use or interruption of use of any equipment used in connection with the furnishing of any such utilities or services; (b) the failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord; or (c) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption. The obligation to make services available hereunder shall be subject to the limitations of any such voluntary, reasonable program.

16. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, the Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises and/or the land upon which the Premises and Project are situated, or both; and
(b) any mortgage or deed of trust which may now exist or be placed upon said Project, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items which is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Within ten (10) days after request by Landlord, Tenant shall execute and deliver any additional documents evidencing Tenant's attornment or the subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust, in the form requested by Landlord or by any ground landlord, mortgagee, or beneficiary under a deed of trust.

17. FINANCIAL STATEMENTS. At the request of Landlord, Tenant shall provide to Landlord Tenant's current financial statement or other information discussing financial worth of Tenant, which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management and disposition of the Project.

18.      ESTOPPEL  CERTIFICATE.  Tenant agrees from time to time, within fifteen
(15) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which Rent has been paid, the unexpired portion of this Lease, and such other matters pertaining to this Lease as may be reasonably requested by Landlord. Failure by Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Project or any interest therein. The parties agree that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of the Lease, and shall be an event of default if Tenant fails to fully comply.

19.      SECURITY DEPOSIT.  Intentionally Omitted.


20. TENANT'S REMEDIES. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease are not personal obligations of the individual or other partners, directors, officers and shareholders of Landlord, and Tenant agrees to look solely to Landlord's interest in the Project for the recovery of any amount from Landlord, and shall not look to other assets of Landlord, nor seek recourse against the assets of the individual or other partners, directors, officers and shareholders of Landlord. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust on the Project.

21.      ASSIGNMENT AND SUBLETTING.

         A. General. Tenant shall not assign or sublet the Premises or any part thereof without Landlord's prior written approval except as provided herein. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice forty-five (45) days prior to the anticipated effective date of the assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice to notify Tenant in writing that Landlord elects either: (1) to terminate this Lease as to the space so affected as of the date so requested by Tenant; or (2) to permit Tenant to assign this Lease or sublet such space, subject, however, to Landlord's prior written approval of the proposed assignee or subtenant and of any related documents or agreements associated with the assignment or sublease. If Landlord should fail to notify Tenant in writing of such election within said period, Landlord shall be deemed to have waived option (1) above, but written approval by Landlord of the proposed assignee or subtenant shall be required. If Landlord does not exercise the option provided in subitem (1) above, Landlord's consent to a proposed assignment or sublet shall not be unreasonably withheld. Without limiting the other instances in which it may be reasonable for Landlord to withhold Landlord's consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold Landlord's consent in the following instances: The use of the Premises by such proposed assignee or subtenant would not be a permitted use or would increase the Parking Density of the Project; the proposed assignee or subtenant is not of sound financial condition; the proposed assignee or subtenant is a governmental agency; the proposed assignee or subtenant does not have a good reputation as a tenant of property; the proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Project; the assignment or subletting would entail any alterations which would lessen the value of the leasehold improvements in the Premises; or if Tenant is in default of any obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on three (3) or more occasions during any twelve (12) months preceding the date that Tenant shall request consent. Failure by Landlord to approve a proposed assignee or subtenant shall not cause a termination of this Lease. Upon a termination under this Paragraph 21.A., Landlord may lease the Premises to any party, including parties with whom Tenant has negotiated an assignment or sublease, without incurring any liability to Tenant.

         B. Bonus Rent. Any Rent or other consideration realized by Tenant under any such sublease or assignment in excess of the Rent payable hereunder, after amortization of a reasonable brokerage commission, shall be divided and paid, fifty percent (50%) to Tenant, fifty percent (50%) to Landlord. In any subletting or assignment undertaken by Tenant, Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for such subletting or assignment.

         C. Corporation. If Tenant is a corporation, a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings), so as to result in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of this Lease.

         D. Partnership. If Tenant is a partnership, joint venture or other incorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, operation of law or other disposition, so as to result in a change in the present control of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity, shall constitute an assignment for all purposes of this Lease.

         E. Liability. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

22. AUTHORITY OF PARTIES. Landlord represents and warrants that it has full right and authority to enter into this Lease and to perform all of Landlords's obligations hereunder. Tenant represents and warrants that it has full right and authority to enter into this Lease and to perform all of Tenant's obligations hereunder.

23.      CONDEMNATION.

         A. Condemnation Resulting In Termination. If the whole or any substantial part of the Project of which the Premises are a part should be taken or condemned for any public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the Permitted Use of the Premises, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall have occurred. If more than five percent (5%) of the floor area of the Premises or thirty percent (30%) of the land area of the Project which is not occupied by any building is taken by condemnation, Tenant may, at Tenant's option, terminate this Lease as of the date the condemning authority takes such possession, which option is to be exercised, if at all, by written notice thereof to Landlord within ten (10) days after Landlord has given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession).

         B. Condemnation Not Resulting In Termination. If a portion of the Project of which the Premises are a part should be taken or condemned for any public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 23.A. above, this Lease shall not terminate, but the Rent payable hereunder during the unexpired portion of the Lease shall be reduced, beginning on the date when the physical taking shall have occurred, to such amount as may be fair and reasonable under all of the circumstances.

         C. Award. Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired portion of this Lease. Notwithstanding the foregoing, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving costs or loss of goodwill shall be and remain the property of Tenant.

24.      CASUALTY DAMAGE.

         A. General. If the Premises or Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after Landlord's receipt of such notice, Landlord shall notify Tenant whether in Landlord's opinion such repairs can reasonably be made either: (1) within ninety (90) days; (2) in more than ninety (90) days but in less than one hundred eighty (180) days; or (3) in more than one hundred eighty (180) days from the date of such notice. Landlord's determination shall be binding on Tenant.

         B. Less Than 90 Days. If the Premises or Building should be damaged by fire, tornado or other casualty, but only to such extent that rebuilding or repairs can in Landlord's estimation be reasonably completed within ninety (90) days after the date of such damage, this Lease shall not terminate, and provided that insurance proceeds are available to fully repair the damage, Landlord shall proceed to rebuild and repair the Premises in the manner determined by Landlord, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other leasehold improvements which may have been placed in, on or about the Premises. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, to the extent the Premises are unfit for occupancy.

         C. Greater Than 90 Days. If the Premises or Building should be damaged by fire, tornado or other casualty, but only to such extent that rebuilding or repairs can in Landlord's estimation be reasonably completed in more than ninety
(90) days but in less than one hundred eighty 180 days, then Landlord shall have the option of either: (1) terminating the Lease effective upon the date of the occurrence of such damage, in which event the Rent shall be abated during the unexpired portion of the Lease; or (2) electing to rebuild or repair the Premises to substantially the condition in which they existed prior to such damage, provided that insurance proceeds are available, to fully repair the damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, to the extent the Premises are unfit for occupancy. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred eighty days (180) days after the date upon which Landlord is notified by Tenant of such damage, such period of time to be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, or delays of the contractors or subcontractors or any other causes or contingencies beyond the reasonable control of Landlord, Tenant may at Tenant's option within ten
(10) days after the expiration of such one hundred eighty (180) day period (as such may be extended), terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such termination notice.

         D. Greater Than 180 Days. If the Premises or Building should be so damaged by fire, tornado or other casualty that rebuilding or repairs cannot in Landlord's estimation be completed within one hundred eighty (180) days after such damage, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

         E. Tenant's Fault. If the Premises or any other portion of the Building are damaged by fire or other casualty resulting from the fault, negligence, or breach of this Lease by Tenant or any of Tenant's Parties, Base Rent and Additional Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

         F. Uninsured Casualty. Notwithstanding anything herein to the contrary, in the event that the Premises or Building are damaged or destroyed and are not fully covered by the insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then in either case Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty
(30) days after the date of notice to Landlord that said damage or destruction is not fully covered by insurance or such requirement is made by any such holder, as the case may be, whereupon all rights and obligations hereunder shall cease and terminate.

         G. Waiver. Except as otherwise provided in this Paragraph 24, Tenant hereby waives the provisions of Sections 1932(a), 1933(4), 1941 and 1942 of the Civil Code of California.

25. HOLDING OVER. If Tenant shall retain possession of the Premises or any portion thereof without Landlord's consent following the expiration of the Lease or sooner termination for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily rental as of the last month prior to the date of expiration or termination. Tenant shall also indemnify, defend, protect and hold Landlord harmless from any loss, liability or cost, including reasonable attorneys' fees, resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this Paragraph 25 shall waive Landlord's right of reentry or any other right. Unless Landlord consents in writing to Tenant's holding over, Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any Rent from Tenant while Tenant is holding over without Landlord's written consent. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and Tenant shall be liable for all damages caused thereby, including, without limitation, liability to any new tenant or occupant of the Premises or any part thereof and lost rent which Landlord will suffer due to delay in making the Premises available for alterations and/or occupancy by the next tenant or occupant.

26.      DEFAULT.

         A. Events of Default. The occurrence of any of the following shall constitute an event of default on the part of Tenant:

                  (1) Abandonment. Abandonment of the Premises for a continuous period in excess of five (5) days, unless Tenant is paying all Rent when due hereunder. Tenant waives any right to notice Tenant may have under Section 1951.3 of the Civil Code of the State of California, the terms of this Paragraph 26.A. being deemed such notice to Tenant as required by said Section 1951.3

                  (2) Nonpayment of Rent. Failure to pay any installment of Rent or any other amount due and payable hereunder upon the date when said payment is due.

                  (3) Other Obligations. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subparagraphs (1) and (2) of this Paragraph 26.A., such failure continuing for thirty (30) days after written notice of such failure.

                  (4) General Assignment. A general assignment by Tenant for the benefit of creditors.

                  (5) Bankruptcy. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of thirty (30) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

                  (6) Receivership. The employment of a receiver to take possession of substantially all of Tenant's assets or the Premises, if such appointment remains undismissed or undischarged for a period of ten (10) days after the order therefor.

                  (7) Attachment. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of ten (10) days after the levy thereof.

         B.       Remedies Upon Default.

                  (1) Termination. In the event of the occurrence of any event of default, Landlord shall have the right to give a written termination notice to Tenant, and on the date specified in such notice, Tenant's right to possession shall terminate, and this Lease shall terminate unless on or before such date all arrears of rental and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other events of default of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. At any time after such termination, Landlord may recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by reason of Tenant's default or of such termination.

                  (2) Continuation After Default. Even though an event of default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Paragraph 26.B(1) hereof, and Landlord may enforce all of Landlord's rights and remedies under this Lease, including without limitation, the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord under Section 1951.4 of the Civil Code of the State of California or any successor code section. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease shall not constitute an election to terminate Tenant's right to possession.

         C. Damages After Default. Should Landlord terminate this Lease pursuant to the provisions of Paragraph 26.B.(1) hereof, Landlord shall have the rights and remedies of a Landlord provided by Section 1951.2 of the Civil Code of the State of California, or successor code sections. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law, Landlord shall be entitled to recover from Tenant: (1) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination, (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (1) and (2) above shall be computed at the lesser of the "prime rate," as announced from time to time by Wells Fargo Bank, N.A. (San Francisco), plus five (5) percentage points, or the maximum interest rate allowed by law ("Applicable Interest Rate"). The "worth at the time of award" of the amount referred to in (3) above shall be computed by discounting such amount at the Federal Discount Rate of the Federal Reserve Bank of San Francisco at the time of the award. If this Lease provides for any periods during the Term during which Tenant is not required to pay Base Rent or if Tenant otherwise receives a Rent concession, then upon the occurrence of an event of default, Tenant shall owe to Landlord the full amount of such Base Rent or value of such Rent concession, plus interest at the Applicable Interest Rate, calculated from the date that such Base Rent or Rent concession would have been payable.

         D. Late Charge. If any installment of Rent is not paid within five (5) working days after same is due, such amount shall bear interest at the Applicable Interest Rate from the date on which said payment shall be due until the date on which Landlord shall receive said payment. In addition, Tenant shall pay Landlord a late charge equal to five percent (5%) of the delinquency, to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be difficult to compute and the amount stated herein represents a reasonable estimate thereof. This provision shall not relieve Tenant of Tenant's obligation to pay Rent at the time and in the manner herein specified.

         E. Remedies Cumulative. All rights, privileges and elections or remedies of the parties are cumulative and not alternative, to the extent permitted by law and except as otherwise provided herein.

27. LIENS. Tenant shall keep the Premises free from liens arising out of or related to work performed, materials or supplies furnished or obligations incurred by Tenant or in connection with work made, suffered or done by or on behalf of Tenant in or on the Premises or Project. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant and all expenses incurred by Landlord in connection therewith shall be payable to Landlord by Tenant on demand with interest at the Applicable Interest Rate. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice of the commencement of any work in the Premises or Project which could lawfully give rise to a claim for mechanics' or materialmen's liens.

28.      SUBSTITUTION.  Intentionally Omitted.

29. TRANSFERS BY LANDLORD. In the event of a sale or conveyance by Landlord of the Building or a foreclosure by any creditor of Landlord, the same shall operate to release Landlord from any liability upon and obligate Landlord's successor-in-interest to any of the covenants or conditions, express or implied, herein contained in favor of Tenant, to the extent required to be performed after the passing of title to Landlord's successor-in-interest during their respective period of ownership. In such event, Tenant agrees to look solely to the responsibility of the successor-in-interest of Landlord under this Lease with respect to the performance of the covenants and duties of "Landlord" to be performed after the passing of title to Landlord's successor-in-interest. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. Landlord's successor(s)-in-interest shall not have liability to Tenant with respect to the failure to perform all of the obligations of "Landlord", to the extent required to be performed prior to the date such successor(s)-in-interest became the owner of the Building.

30. RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Base Rent and Basic Operating Cost, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant's part to be performed hereunder, and such failure shall continue for five (5) days after notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Applicable Interest Rate from the date of such payment by Landlord, shall be payable to Landlord on demand, and Tenant covenants to pay such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of the non-payment thereof by Tenant, as in the case of default by Tenant in the payment of Base Rent and Basic Operating Cost.

31. WAIVER. If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. The acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord or Tenant of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord or Tenant, respectively.

32. NOTICES. Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to sending, mailing or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:

         A. Rent. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.

         B. Other. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and either personally delivered, sent by commercial overnight courier, or mailed, certified or registered, postage prepaid, and addressed to the party to be notified at the address for such party as specified in the Basic Lease Information or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party. Notices shall be deemed served upon receipt or refusal to accept delivery. Tenant appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises.

33. ATTORNEYS' FEES. In the event that Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of possession of the Premises in the hands of an attorney, Tenant shall pay to Landlord, upon demand, Landlord's reasonable attorneys' fees and court costs. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees, to be fixed by the court, and said costs and attorneys' fees shall be a part of the judgment in said action.

34. SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignment is approved by Landlord hereunder, Tenant's assigns.

35. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of such party (financial inability to perform excepted); provided, however, that nothing contained in this Section 35 shall excuse or delay the proper and timely payment of Rent by Tenant to Landlord.

36. BROKERAGE COMMISSION. Landlord shall pay a brokerage commission to Broker in accordance with a separate agreement between Landlord and Broker. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord and Broker, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant with respect to Landlord or the Premises. Tenant shall indemnify, defend by counsel acceptable to Landlord, protect and hold Landlord harmless from and against any loss, cost or expense, including, but not limited to, attorneys' fees and costs, resulting from any claim for a fee or commission by any broker or finder which claims it has dealt with or has a relationship with Tenant in connection with the Premises and this Lease other than Broker.

37.      MISCELLANEOUS.

         A. General. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their respective successors, executors, administrators and permitted assigns, according to the context hereof.

         B. Time. Time is of the essence regarding this Lease and all of its provisions.

         C. Choice of Law. This Lease shall in all respects be governed by the laws of the State of California.

         D. Entire Agreement. This Lease, together with its Exhibits, supersedes in its entirety the Lease between Landlord and Tenant also dated December 19, 1997, containing typewritten and handwritten inserts and cross-outs. The purpose of this Lease is to restate said Lease in its entirety, and this Lease contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its Exhibits.

         E. Modification. This Lease may not be modified except by a written instrument by the parties hereto.

         F. Severability. If, for any reason whatsoever, any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

         G. Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

         H. Examination of Lease. Submission of this Lease to Tenant does not constitute an option or offer to lease and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.

         I. Accord and Satisfaction. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

         J. Easements. Landlord may grant easements on the Project and dedicate for public use portions of the Project without Tenant's consent; provided that no such grant or dedication shall substantially interfere with Tenant's use of the Premises. Upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord documents, instruments, maps and plats necessary to effectuate Tenant's covenants hereunder.

         K. Drafting and Determination Presumption. The parties acknowledge that this Lease has been agreed to by both parties, that both Landlord and Tenant have consulted with or had the opportunity to consult with attorneys with respect to the terms of this Lease and that no presumption shall be created against Landlord because Landlord drafted this Lease. Except as otherwise specifically set forth in this Lease, with respect to any consent, determination or estimation of Landlord required in this Lease or requested of Landlord, Landlord's consent, determination or estimation shall be made in Landlord's good faith opinion, whether objectively reasonable or unreasonable.

         L. Exhibits. Exhibits A, B, C, D, E and F attached hereto are hereby incorporated herein by this reference.

         M. No Light, Air or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on Landlord.

         N. No Third Party Benefit. This Lease is a contract between Landlord and Tenant and nothing herein is intended to create any third party benefit.


38.      ADDITIONAL PROVISIONS.

         First Addendum to Lease

         Exhibit "A"       Floor Plan
         Exhibit "B"       Work Letter
         Exhibit "C"       Standard Specifications
         Exhibit "D"       Atherton Center Sign Policy
         Exhibit "E"       Rules and Regulations
         Exhibit "F"       Hazardous Materials / Wastes


IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.


"Landlord"

STANFORD RANCH I, LLC

         By:  _________________________________________________________________
         Name: ________________________________________________________________
         Title: _______________________________________________________________



"Tenant'

SPECTRIAN CORPORATION

By:  __________________________________________________________________________
              Stephen B. Greenspan, Chief Operating Officer


         By: __________________________________________________________________
         Name: ________________________________________________________________
         Title: _______________________________________________________________

                                    EXHIBIT A

                                   FLOOR PLAN



















                                (TO BE ATTACHED)





                                Page 1 of 2 Pages

                                    EXHIBIT A

                                    SITE PLAN




















                                (TO BE ATTACHED)





                                Page 2 of 2 Pages

                                    EXHIBIT B

                                   WORK LETTER

         This Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises.

                                    SECTION 1

                     CONSTRUCTION DRAWINGS FOR THE PREMISES

         Landlord shall cause the improvements in the Premises (the "Tenant Improvements") to be constructed, at Landlord's sole cost and expense, pursuant to the specifications outlined in the preliminary drawings as prepared by CHMD dated November 6, 1997, as shown on Exhibit "A". Tenant shall make no changes or modifications to the Approved Working drawings without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would directly or indirectly delay the Substantial Completion, as that term is defined in Section 2.1 of this Work Letter, of the Premises or increase the cost of designing or constructing the Tenant
Improvements. In the event Tenant makes changes to Exhibit "A" causing allowances to exceed that in Paragraph 5 of the First Addendum Lease, such excess shall be amortized as noted in Paragraph 5 of the First Addendum Lease contained herein.

                                    SECTION 2

                     COMPLETION OF THE TENANT IMPROVEMENTS:
                                COMMENCEMENT DATE

         2.1 Ready for Occupancy. The Premises shall be deemed "Ready for Occupancy" upon the Substantial Completion of the Premises. For purposes of this Lease, "Substantial Completion" of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of the Contractor.

         2.2 Delay of the Substantial Completion of the Premises. Except as provided in this Section 2.2, the Commencement Date shall occur by June 1, 1998. If there shall be a delay or there are delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Commencement Date, as set forth in the Base Lease Information of the Lease, as a direct, indirect, partial, or total result of the following (collectively, "Tenant Delays"):

                  2.2.1 Tenant's failure to timely approve any matter requiring Tenant's approval;

                  2.2.2 A breach by Tenant of the terms of this Work Letter or the Lease;

                  2.2.3 Tenant's request for changes in the Approved Working Drawings;

                  2.2.4 Changes in any of the Approved Working Drawings because the same do not comply with applicable laws;

                  2.2.5 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated Commencement Date, as set forth in the Lease, or which are different from, or not included in, Landlord's standard improvement package items for the Building.

                  2.2.6 Changes to the base, shell and core work of the Building required by the Approved Working Drawings or any changes thereto; or

                  2.2.7 Any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Commencement Date shall be deemed to be the date the Commencement Date would have occurred if no Tenant Delay or Delays, as set forth above, had occurred, subject to receiving a Temporary Certificate of Occupancy.


                                    SECTION 3

                                  MISCELLANEOUS

         3.1 Tenant's Entry Into the Premises Prior to Substantial Completion. Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall

                                Page 1 of 2 Pages
allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing equipment or fixtures (including Tenant's data and telephone and other items) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section.

         3.2 Tenant's Agents. All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall conduct their activities in and around the Premises, Building and Property in a harmonious relationship with all other subcontractors, laborers, materialmen and suppliers at the Premises, Building and Property.

         3.3 Time of the Essence in This Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

         3.4 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in the Lease, if a Default by Tenant as described in Section 26 of this Lease, or a default by Tenant under this Work Letter, has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to cause Contractor to cease the construction of the Premises (in which case Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5 of this Work Letter), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.



Agreed and Acknowledged:

LANDLORD:         STANFORD RANCH I, LLC


BY:                                                           DATE:
   ---------------------------------                               -------------
ITS:
   ---------------------------------

TENANT:  SPECTRIAN INC.


BY:                                                           DATE:
   ---------------------------------                               -------------
ITS:
   ---------------------------------

BY:                                                           DATE:
   ---------------------------------                               -------------
ITS:
   ---------------------------------




                                Page 2 of 2 Pages

                                    Exhibit C

                             Stanford Business Park
                             Standard Specifications

I.       Walls

         A.       Demising Walls

                  1.       Framing

                           a. Demising wall shall be framed from finished floor to the underside of the roof deck. All demising walls shall be attached at top to the roof deck and to the floor.

                           b. All demising walls shall be framed with a stud of sufficient size, gauge and at a spacing such that diagonal bracing is not required. Walls to a height of 16'0" shall be framed with 3-5/8" 20 GA. metal studs at 2'-0" on center. Walls to heights from 16'0" to 25'-4" shall be framed with 6" 18 GA. metal studs at 16" on center. Walls above 25'-4" shall be framed with 6" 20 GA. metal studs at 16" and/or 12" as required per the Table For Non-bearing Screwable Steel Studs and Joists contained in the ICBO Report #2274.

                  2.       Gypsum Wall Board

                           a. Wall shall be 5/8" Type "X" gypsum board. Fine tape finish. U.O.N. Gypsum wall board shall be placed on the opposite side U.O.N.

                           b.       Insulate walls for sound absorption R-11.

         B.       Interior Office Walls

                  1.       Framing

                           a. Interior walls shall be framed to either 6" above the finished ceiling or to the ceiling grid. If to the grid, all walls to receive edging for uniformity of appearance.

                           b. Perimeter office walls shall be framed full height to roof deck. Sheetrock applied both sides to 6" above grid and to warehouse side only balance of the frame. See Demising Walls above for requirements.


                           c.       Insulate walls for sound absorption R-11.

                  2.       Gypsum Wall Board

                           a.       Walls shall be 5/8" Type "X" gypsum board.

                  3.       Furred Walls

                           a.       Furred walls to be insulated with R-13.

         C.       Wall Finishes

                  1. All office walls shall be textured with a light spray texture. Walls shall be scaled and painted with two coats of latex flat. Paint to be Kelly-Moore, Product #555. Verify color with Tenant and Owner.

                  2. Restroom walls shall be textured with a light spray texture. Wainscot at 4'-0" shall be flat white "Marlite," with brushed aluminum trim. All restroom ceilings shall be 8' U.O.N. All restroom walls and ceilings shall receive two coats semi-gloss enamel finish paint with light spray texture. Verify color with Owner. All restroom walls to be sound insulated with R-11.

         D. All door openings shall use 16-gauge king stud.


                                Page 1 of 6 Pages

II.      CEILINGS

         A.       Restrooms

                  1. Framing shall be 4" 25 GA. metal joist at 1'-4" on center. Maximum span 8"- 9". For spans in excess of 8"-9" refer to the tables shown on the plans.

                  2. Ceilings shall be covered with 5/8" type "X" gypsum board.

                  3. Finish shall be light spray texture with two coats semi-gloss latex paint.

                  4. Insulate wall with R-11 insulation. Insulate ceiling with R-19 insulation.

                  5.       Ceiling height shall be 8'-0" above finished floor.

         B.       Office

                  1. Ceilings shall be 2' x 4' T-bar white suspended ceiling system. 10' above finished floor.

                  2.       Ceiling tiles

                           a. Standard shall be Second Look II Acoustical ceiling tile by Armstrong at 9'-0" above finished floor in office area and 10' in tech area or at top of storefront if higher. Provide shims, routered edges and detailing per manufacturer's specs.

                           b. Alternate shall be Standard Fissured tiles for large work areas. This tile shall be used only when indicated on the plans.

                  3. Provide R-19 unfaced fiberglass insulation above all lay-in ceilings. Cut in insulation around light fixtures. If roof insulation is existing or specified on the plans, consult with Lincoln Property Company representatives to determine if lay-in ceiling insulation above grid is required.

                  4. Provide Seismic Compression Posts as required by code. All ceiling fixtures shall be supported per U.B.C. standards.


III.     FLOOR COVERINGS

         A.       Office

                  1. Carpet shall be either "Shaw" or "Designweave" 26 oz. yarn weight textured loop or 32 oz yarn weight cut pile in lobby area only. Verify color and choice with Owner. All carpet shall receive 2-1/2" rubber top set base U.O.N.

                  2. Sheet Vinyl shall be Armstrong "Classic Corlon Commercial Sheet Flooring" or approved equivalent with 6" coving or approved equal. Verify color with Owner.

                  3. Vinyl Composition Tile shall be Armstrong "Standard Exoclon" or approved equivalent with 2-1/2" Rubber base or approved equal. Verify color with Owner.

         B.       Warehouse

                  1. Warehouse floors shall be sealed with a chlorinated rubber sealer. Contractor shall verify the condition of the existing floors prior to submitting proposals.


IV.      DOORS

         A.       Door Frames

                  1. All door frames to be Timely pre-finished frames. Finish to match storefronts unless otherwise noted. All frames shall be provided with a one (1) hour fire

                                               Page 2 of 6 Pages
                           rating. Frames shall have a standard certificate plate indicating the one (1) hour rating.

         B.       Interior Doors

                  1. Interior doors shall be 3'-0" x 7'0". Doors shall be paint grade plain by Cal- Wood. All doors shall be supplied with 20-minute label.

         C.       Hardware

                  1. Latchsets (no lock) to be Schlage "Levon" "A" series (626) satin bronze finish.

                  2. Hinges to match hardware finish. Provide 1-1/2 pair for each door.

                  3. Doors to be installed in a rated condition (1-hour condition required by code) shall be installed with a closer. Closer shall be 1.CN#1-160#1 aluminum. finish to match door hardware unless otherwise noted.

                  4. All private offices shall receive coat hook on back of door, Ameruck BP 3460- 26.

V.       RESTROOM ACCESSORIES

         A.       All restrooms to include the following accessories:

                  1. Towel Dispenser shall be surface mounted stainless steel. Provide Bobrich #B262, McKinney Parker #610 or approved equal.

                  2.       Seat  Cover   Dispenser   shall  be  surface  mounted
                           stainless steel. Provide Bobrich #B221, McKinney Parker #610 or approved equal.

                  3. Toilet Paper Dispenser shall be Bobrich #B-2740 or approved equal.

                  4. Mirror. Bobrich #B165 or approved equal. Size shall be 24" x 36".

                  5. Grab bars. Bobrich #B6806, 36" and 42" or approved equal.

                  6. Feminine Napkin Disposal shall be surface mounted stainless steel. Provide McKinney Parker #610 or approved equal. (Woman's restroom only.)

VI.      PLUMBING

         A. All water piping shall be copper U.O.N. All hot water piping shall be insulated with Armaflex form insulation.

         B. Water closets to be American Standard elongated water saver Cadet #2108.408 and Olsonite #95 or approved equal.

         C. Urinals to be American Standard - water saver Allbrook Urinal #65-40.017 w/Sloan Royal #180-15 flush valve or approved equal.

         D. Lavatories to be American Standard Lucern lavatory #0355.012 wall hung with 2103.620 faucet with 4" wrist blade handles or approved equal.

                  Lavatories in counter top shall be American Standard "Horizon Lavatory" #3301.025 with 2103.1459 faucet with 4" wrist blade handles and pop-up drain. Verify color of counter with Owner.

         E. Hospitality sink when called for shall be Elkay #1.R-1918 19" x 18" x 7-12" D stainless steel bar sink with LK-2223 deluxe two handle bar faucet with 9" high traditional swing spout and LK-367 small basket strainer. Sink shall be installed in plastic laminate counter unless otherwise noted.

         F. Drinking fountain when called for shall be Haws barrier free water cooler model #11CBF7.

         G.       Service  sink  when  called  for  shall be  American  Standard
                  "Lakewell"  #7692.023  with  8769.018  rim board and  8340.242 faucet.

                                Page 3 of 6 Pages

         H. All hot water heaters to be National Steel Construction or approved equal.

         I. Showers where called for. Handicapped, prefabricated Kimstock Southwest, Inc. Verify model number with Owner.

         J. All toilet partitions where called for shall be Sony Metal Normandie or Knicherbocker New Yorker, baked enamel floor-braced with coat hook and bumper. Verify color with owner.

         K.       Breakroom sink to have 1/2 HP (min.) garbage disposal.

         L.       Water main and branch lines to have valve shutoffs.


VII.     ELECTRICAL

         A. Designed and installed in accordance with the California Energy Act - title 24, 225 amp, 208 volt service typical, 42 circuit distribution panel.

         B. Power distributed as required by Tenant for warehouse, assembly and manufacturing equipment, appliance operating and special office machinery shall be ceiling hung U.O.N. Subpanels and transformers shall be located in the tenant space per code.

         C.       Warehouse.   Flush  mounted  ('296  strip   fluorescent  light
                  fixtures by Lithonia or) approved equal in areas with open ceiling per Exhibit "A".

         D.       Ceiling mounted fixture at restroom-Lithonia  Wallens, #1.B240
                  120A.

         E. Other lighting as required by Tenant or code. Same light fixtures to be used as called out in C. above except provided on 8' x 8' centers for shipping/receiving area will be provided.

         F. Provide ivory plates and covers for all power outlets, switches or plates. Provide rings and pull wires at all telephone, computer and cable (C.R.T.) outlets as indicated on plan. All switches to be at 46" on center, all outlets to be at 18" on center, all warehouse outlets at 26" on center. Provide stainless steel covers in manufacturing and warehouse areas.

         G.       Illuminated exit signs as required by Tenant or code.

         H. Office lighting is by 2' x 4' recessed mounted fluorescent ceiling fixtures, Lithonia 2GT340A12-277V or equal, approved by Owner, with acrylic prism lens. Lighting to comply to T-24 Energy Standards. Pattern shall be 8' x 8'.

         I. 2-4" PVC chase and pull line for telephone from T.B.B. to T.I. space. Provide 4' x 8' x 3/4' backboard at location shown on drawings.

         J. Any switch gear used in Electric room that will impede future T.I. additions is not permissible without prior written permission from Landlord.

         K. 1500 Amps/480 Volt/3-Phase power to be allocated to Spectrian. Of the remaining 500 Amps/480 Volt/3-Phase power, Spectrian shall be entitled to a pro rata share basis of this power should Spectrian expand into the adjacent space in the future.

VIII.    FINISHES/SPECIALTIES

         A. Special office wall or floor finishes. See T.I. drawings for specifications.

         B. Lunch room, conference room, coffee or wet bar cabinetry and plumbing and appliances as required by Tenant.

         C.       Refer  to  tenant   improvement   plans  for   locations   and
                  specifications.

         D. All exterior windows to receive 1" mini-blinds to be outside mounted on the window mullion. Each mullion to receive one (1) mini-blind from ceiling height to floor.
                  Verify color and brand with Owner.

IX.      FIRE SPRINKLERS

                                Page 4 of 6 Pages

         A. Designed in accordance with local codes. Sprinkler pipe drops are extended from existing fire lines in the roof structure. Sprinkler heads are semi-recessed chrome with chrome color to finish. Fire hoses, extinguisher and detectors are provided as required by code or tenant. Sprinkler heads shall be centered in 2 x 2 section of 2 x 4 Second Look II ceiling tile.


                            HVAC PERFORMANCE CRITERIA

         1. Load calculations for standard office space/manufacturing space/warehouse space:

                  A.       Use  ASHRAE   fundamentals  summer  design  dry  bulb
                           temperature at 0.5%.

                  B.       Indoor  design   conditions  are  to  be  72  degrees
                           Fahrenheit   50%  R.H.  for  summer  and  70  degrees
                           Fahrenheit for winter.

                  C. Lighting internal load allowance: 1.5 watts per square foot.

                  D. Miscellaneous equipment internal load allowance: 3.0 watts per square foot.

                  E. People load allowance: 120 square foot per person or actual count, whichever is greater.

                  F.       Minimum ventilation allowance:  20CFM per person.

         2. HVAC systems shall be fully zoned for exposure, usage and occupancy.

         3. All roof mounted HVAC units to be mounted above a glue-lam unless otherwise approved structurally designed to accommodate load.

         4. Toilet rooms to be exhausted at 12 air changes per hour, exhausted to exterior.

         5.       Air conditioning equipment to be Carrier or Trane.

         6.       Exhaust fans to be sized properly.

         7. Supply diffusers to be modular air core type; Titus, Metal-Air or equal.

         8.       HVAC ductwork to be metallic.

         9. Discharge and intake ductwork at air conditioning unit shall be internally lined with 1" - 1-1/2 lb. per cubic foot vinyl face, black matt insulation for sound attenuation (designed for proper acoustical attenuation).

         10. Wrap all unlined concealed supply and return duct with 2" 3/4 lb. per cubic foot insulation and foil vapor barrier.

         11. Wire flexible duct is ONLY to be used at the supply/return outlet (maximum length 10').

         12.      Rectangular elbows to be installed with directional vanes.

         13. Rectangular taps to be constructed with a 45 degree upstream side.

         14.      All supply branches to have a manual volume damper.

         15. Support for all piping and ductwork shall be in accordance with SMACNA "Guidelines for Seismic Restraints of Mechanical Systems."

         16.      Intentionally omitted.

         17. Basic HVAC control system shall be Honeywell programmable timeclock-thermostat configuration.

         18. Each thermostat is to be installed with a 3-hour by-pass timer for overtime usage.

         19. Air balance shall be done by the installing contractor and to provide balance report to Tenant.

                                Page 5 of 6 Pages

         20. Mechanical contractor is to comply with all ASHRAE, SMACNA, UBC and local code requirements.

         21. All material and workmanship provided by mechanical contractor is to be warranted to be free from defects for a period of one
                  (1) year.

         22.      All gas meters to be approved by Landlord prior to selection.

         23.      All duct joints shall be sealed airtight.

         24.      Submit Title 24 plans, calls for permit.

         25.      Provide slot diffusers in lobby.

         26. Fire/smoke dampers and detectors to be provided and installed by mechanical contractor. To be constructed as per code.

         27.      Condensate drain to be approved receptacle/location.





                                Page 6 of 6 Pages

                                    EXHIBIT D

                           ATHERTON CENTER SIGN POLICY

                  Tenant Suite Identification - Window Graphics




Height:                    Tenant: Copy - 4".

General                    Placement:  All copy  centered onto glass area to the
                           left   or   right   of   entrance   door,   whichever
                           appropriate.

Copy Placement: 5'0" from floor to middle of sign. Copy not to exceed a 3" margin on right and left sides.

Material:                  Vinyl

Color:                     Matte white

Typeface:                  Tenant copy - Century Bold, upper and lower case.

Copy: Signage shall be limited to the name of the tenant, as detailed in the lease, or the publicly recorded assumed business name of the tenant, and shall not include a descriptive advertisement.

Responsibility:            Tenant: signage shall be paid by the tenant.





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                                   EXHIBIT "E"

                              RULES AND REGULATIONS


1. Lessee shall not obstruct or interfere with the rights of other lessees of the Project, or of persons having business in the Project, or in any way injure or annoy such lessees or persons.

2. Lessee shall not commit any act or permit anything in or about the Project which shall or might subject Lessor to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on, in or about the Project or for any other reason.

3. Lessee shall not use the Project for lodging, sleeping, cooking, or for any immoral or illegal purpose or for any purpose that will damage the Project, or the reputation thereof, or for any purposes other than those specified in the Lease.

4. Canvassing, soliciting and peddling in the Project are prohibited, and Lessee shall cooperate to prevent such activities.

5. Lessee shall not bring or keep within the Project any animal, bicycle or motorcycle.

6. Except as expressly provided in this Lease, Lessee shall not cook or prepare food, or place or use any inflammable, combustible, explosive or hazardous fluid, chemical, device, substance or material in or about the Project without the prior written consent of Lessor. Lessee shall comply with all statutes, ordinances, rules, orders, regulations and requirements imposed by governmental or quasi-governmental authorities in connection with fire and panic safety and fire prevention and shall not commit any act, or permit any object to be brought or kept in the Project, which shall result in a change of the rating of the Project by the Insurance Services Office or any similar person or entity. Lessee shall not commit any act or permit any object to be brought or kept in the Project which shall increase the rate of fire insurance on the Project or on property located therein. Notwithstanding the foregoing, Lessee may cook with a microwave oven for personal use of its employees.

7. Lessee shall not conduct in or about the Project any auction, public or private, without the prior written approval of Lessor.

8. Lessee shall not install or use in the Project any air conditioning unit, engine, boiler, generator, machinery, heating unit, stove, water cooler, ventilator, radiator or any other similar apparatus without the express prior written consent of Lessor, and then only as Lessor may direct.

9. All equipment and any other device of any electrical or mechanical nature shall be placed by Lessee in the Premises in settings approved by Lessor, so as to absorb or prevent any vibration, noise or annoyance. Lessee shall not cause improper noises, vibrations or odors within the Project.

10. Lessee shall not move or install such objects in or about the Project in such a fashion as to unreasonably obstruct the activities of other lessees, and all such moving shall be at the sole expense, risk and responsibility of Lessee.

11. Lessee shall not place within the Project any safes, copying machines, computer equipment or other objects of unusual size or weight, nor shall Lessee place within the Project any objects which exceed the floor weight specifications of the Project without the express prior written consent of Lessor. The placement and positioning of all such objects within the Project shall be prescribed by Lessor and such objects shall, in all cases, be placed upon plates or footings of such size as shall be prescribed by Lessor.

12. Lessee shall not deposit trash, refuse, cigarettes, or other substances of any kind within or out of the Project, except in the refuse containers provided therefor. Lessee shall not introduce into the Project any substance which might add an undue burden to the

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cleaning or  maintenance  of the Premises or the Project.  Lessee shall exercise its best efforts to keep the sidewalks, entrances, passages, courts, lobby areas, garages or parking areas, elevators, escalators, stairways, vestibules, public corridors and halls in and about the Project (hereinafter "Common Areas") clean and free from rubbish.

13. Lessee shall use the Common Areas only as a means of ingress and egress, and Lessee shall permit no loitering by any persons upon Common Areas or elsewhere within the Project. The Common Areas and roof of the Project are not for the use of the general public, and Lessor shall in all cases retain the right to control or prevent access thereto by all persons whose presence, in the judgment of Lessor, shall be prejudicial to the safety, character, reputation or interests of the Project and its lessees. Lessee shall not enter the mechanical rooms, air conditioning rooms, electrical closets, janitorial closets, or similar areas or go upon the roof of the Project without the express prior written consent of Lessor.

14. Lessor reserves the right to exclude or expel from the Project any person who, in the opinion of Lessor, is intoxicated or under the influence of liquor or drugs or who shall in any manner act in violation of the rules and regulations of the Project.

15. Lessor shall have the right to designate the area or areas, if any, in which Lessee and Lessee's servants, employees, contractors, jobbers, agents, licensees, invitees, guests and visitors may park vehicles, and Lessee and its servants, employees, contractors, jobbers, agents, licensees, invitees, guests and visitors and shall observe and comply with all driving and parking signs and markers within and about the Project. All parking ramps and areas and any pedestrian walkways, plazas or other public areas forming a part of the Project or the land upon which the Project is situated shall be under the sole and absolute control of Lessor who shall have the exclusive right to regulate and control those areas.

16. Lessee shall not use the washrooms, restrooms, and plumbing fixtures of the Project, and appurtenances thereto, for any other purpose than the purposes for which they were constructed, and Lessee shall not waste water by interfering or tampering with the faucets or otherwise. If Lessee or Lessee's servants, employees, contractors, jobbers, agents, licensees, invitees, guests or visitors cause any damage to such washrooms, restrooms, plumbing fixtures or appurtenances, such damage shall be repaired at Lessee's expense, and Lessor shall not be responsible therefor.

17. Lessee shall not mark, paint, drill into, cut, string wires within, or in any way deface any part of the Project, without the express prior written consent of Lessor, and as Lessor may direct. Upon removal of any wall decorations or installations or floor coverings by Lessee, any damage to the walls or floors shall be repaired by Lessee at Lessee's sole cost and expense. Without limitation upon any of the provisions of the Lease, Lessee shall refer all contractor's representatives, installation technicians, janitorial workers and other mechanics, artisans and laborers rendering any service in connection with the repair, maintenance or improvement of the Premises to Lessor for Lessor's supervision, approval and control before performance of any such service. This Paragraph 17 shall apply to all work performed in the Project, including attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other portion of the Project. Plans and specifications for such work, prepared at Lessee's sole expense shall be submitted to Lessor and shall be subject to Lessor's express prior written approval in each instance before the commencement of work. All installations, alterations and additions shall be constructed by Lessee in a good and workman-like manner and only good grades of material shall be used in connection therewith. The means by which telephone, telegraph and similar wires are to be introduced to the Premises and the location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the express prior written approval of Lessor. The use of cement or other similar adhesive material is expressly prohibited.

18. No signs, awnings, showcases, advertising devices or other projections or obstructions shall be attached to the outside walls of the Project or attached or placed upon any Common Areas without the express prior written consent of Lessor. No window shades, blinds, drapes or other window coverings shall be installed in the Project without the express prior written consent of Lessor. No sign, picture, advertisement, window display or other public display or notice shall be inscribed, exhibited, painted or affixed by Lessee upon or within any part of the Premises in such a fashion as to be seen from the

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outside of the Premises or the Project without the express prior written consent of Lessor. In the event of the violation of any of the foregoing by Lessee, Lessor may remove the articles constituting the violation without any liability and Lessee shall reimburse Lessor for the expense incurred in such removal upon demand as additional rent under the Lease. Interior signs on doors and upon the Project directory shall be subject to the express prior written approval of Lessor and shall be inscribed, painted or affixed by Lessor at the expense of Lessee.

19. Lessee shall not use the name of the Project or of Lessor in its business name, trademarks, signs, advertisements, descriptive material, letterhead, insignia or any other similar item without Lessor's express prior written consent.

20. Lessee shall be entitled to have its name entered upon the directory of the Project. In the event that Lessee wishes to have additional entries made upon the Project directory for the names of employees of Lessee who occupy office space within the Premises, such entries may be allowed by Lessor in its reasonable discretion, and Lessor may require that Lessee pay a reasonable fee for each such additional entry. All entries upon the Project directory shall be in uniform print of a size, style and format selected by Lessor.

21. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the Common Areas shall not be covered or obstructed by Lessee, through placement of objects upon window sills or otherwise. Lessee shall cooperate with Lessor in obtaining maximum effectiveness of the cooling system of the Project by closing drapes and other window coverings when the sun's rays fall upon windows of the Premises. Lessee shall not obstruct, alter, or in any way impair the efficient operation of Lessor's heating, ventilating, air conditioning, electrical, fire, safety or lighting systems, nor shall Lessee tamper with or change the setting of any thermostat or temperature control valves in the Project.

22. Subject to applicable fire or other safety regulations, all doors opening onto Common Areas and all doors upon the perimeter of the Premises shall be kept closed and, during non-business hours, locked, except when in use for ingress or egress. If Lessee uses the Premises after regular business hours or on non-business days, Lessee shall lock any entrance doors to the Project or to the Premises used by Lessee immediately after using such doors.

23. Employees of Lessor shall not receive or carry messages for or to Lessee or any other person, nor contract with nor render free or paid services to Lessee or Lessee's servants, employees, contractors, jobbers, agents, invitees, licensees, guests or visitors. In the event that any of Lessor's employees perform any such services, such employees shall be deemed to be the agents of Lessee regardless of whether or how payment is arranged for such services and Lessee hereby indemnifies and holds Lessor harmless from any and all liability in connection with any such services and any associated injury or damage to property or injury or death to persons resulting therefrom.

24. All keys to the exterior doors of the Premises shall be obtained by Lessee from Lessor, and Lessee shall pay to Lessor a reasonable deposit determined by Lessor from time to time for such keys. Lessee shall not make duplicate copies of such keys. Lessee shall not install additional locks or bolts of any kind upon any of the doors or windows of, or within, the Project, nor shall Lessee make any changes in existing locks or the mechanisms thereof. Lessee shall, upon the termination of its tenancy, provide Lessor with the combinations to all combination locks on safes, safe cabinets and vaults and deliver to Lessor all keys to the Project, the Premises, and all interior doors, cabinets, and other key- controlled mechanisms therein, whether or not such keys were furnished to Lessee by Lessor. In the event of the loss of any key furnished to Lessee by Lessor, Lessee shall pay to Lessor the cost of replacing the same or of changing the lock or locks opened by such last key if Lessor shall deem it necessary to make such a change.

25. Access may be had by Lessee to the Common Areas and to the Premises at any time. At other times access to the Project may be refused unless the person seeking admission is known to the watchman in charge, if any, and/or has a pass or is properly identified. Lessee shall be responsible for all persons for whom Lessee requests passes and shall be liable to Lessor for all acts of such persons. Lessor shall in no case be liable for damages for the admission or exclusion of any person from the Project. In case of

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invasion, mob, riot, public excitement, or other commotion,  Lessor reserves the right to prevent access to the Project for the safety of lessees and protection of property in the Project.

26. Lessor shall not be responsible for, and Lessee hereby indemnifies and holds Lessor harmless from any liability in connection with, the loss, theft, misappropriation or other disappearance of furniture, furnishings, fixtures, machinery, equipment, money, jewelry or other items of personal property from the Premises or other parts of the Project, regardless of whether the Premises or Project are locked at the time of such loss.

27. For purposes hereof, the terms "Lessor", "Lessee", "Project" and "Premises" are defined as those terms are defined in the Lease to which these Rules and Regulations are attached. Wherever Lessee is obligated under these Rules and Regulations to do or refrain from doing an act or thing, such obligation shall include the exercise by Lessee of its best efforts to secure compliance with such obligation by the servants, employees, contractors, jobbers, agents, invitees, licensees, guests and visitors of Lessee. The term "Project" shall include the Premises, and any obligations of Lessee hereunder with regard to the Project shall apply with equal force to the Premises and to other parts of the Project.

                                Page 4 of 4 Pages


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                                   EXHIBIT "F"

                               Storage and Use of
                       Permitted Hazardous Material/Wastes



Landlord   will  allow  the  use  and   storage  of  the   following   hazardous
materials/wastes at the Premises, so long as Tenant complies with all terms of the Lease regarding Hazardous Materials:


                                Isopropyl Alcohol
                                   Solder Flux
                                      Wipes
                                      Tips
                                     Gloves
                                   Finger Cots


                  and such other Hazardous Material required and used in the production of Tenant's Products, provided their use and disposal adheres to federal and state laws.